EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Dallas Kerkenezov, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Quarterly Report on Form 10-Q of Norstra Energy Inc. for the period ended November 30, 2013 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Norstra Energy Inc.

Dated: January 21, 2014

                                       /s/ Dallas Kerkenezov
                                       --------------------------------------
                                       Dallas Kerkenezov
                                       Chief Financial Officer
                                       (Principal Financial Officer and
                                       Principal Accounting Officer)
                                       Norstra Energy Inc.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Norstra Energy Inc. and will be retained by Norstra Energy Inc. and furnished to the Securities and Exchange Commission or its staff upon request.